SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  June 28, 2007

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.

GE Money Bank

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card Card
333-130030	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Building B, 3rd Floor, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Series 2007-3 Notes

Reference is made to the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-130030) filed with the Securities and Exchange Commission on November 30, 2005 (as amended by pre-effective amendment no. 1 on January 30, 2006, pre-effective amendment no. 2 on May 26, 2006 and pre-effective amendment no. 3 on June 12, 2006) and declared effective on
June 14, 2006.  On June 28, 2007, GE Capital Credit Card Master Note Trust publicly issued $949,750,000 of Series 2007-3 Class A-1 Floating Rate Asset Backed Notes (the “Class A-1 Notes”), $269,000,000 of Series 2007-3 Class A-2 5.40% Asset Backed Notes (the “Class A-2 Notes”), $138,750,000 of Series 2007-3 Class B 5.49% Asset Backed Notes (the “Class B Notes”) and $97,500,000 of Series 2007-3 Class C Floating Rate Asset Backed Notes (the “Class C Notes”, and together with the Class A-1 Notes, Class A-2 Notes and the Class B Notes, the “Notes”), described in a Prospectus Supplement dated June 22, 2007 to a Prospectus dated June 20, 2007.

Use of Proceeds – Series 2007-3

The public offering of the Notes was made under the Registration Statement.

The public offering terminated on June 28, 2007 upon the sale of all of the Notes. The underwriters of the Class A-1 Notes were Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Banc of America Securities LLC, CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation.  The underwriters of the Class A-2 Notes were Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Banc of America Securities LLC, CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation.  The underwriters of the Class B Notes were Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc. The underwriters of the Class C Notes were Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $1,139,700, $322,800, $277,500 and $243,750 for the Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes, respectively, are $948,610,300, $268,668,430.60, $138,438,561.75 and $97,256,250, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $1,451,973,542.35. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

Fourth Amendment to Master Indenture

In connection with the issuance referenced above, the Master Indenture relating to the issued notes was amended to include interchange revenues in the collateral and to provide for treatment of interchange as finance charge collections. The amendment is attached as Exhibit 4.2.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from GE Money Bank (“Money Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from Money Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Not applicable
(d)  Exhibits.

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated June 22, 2007, among RFS Holding, L.L.C., RFS Holding Inc. and Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., individually and as representatives of the several underwriters

4.1	Series 2007-3 Indenture Supplement, dated as of June 28, 2007, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Fourth Amendment to Master Indenture, dated as of June 28, 2007, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

4.3	ISDA Master Agreement (Class A-1), dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.4	ISDA Master Agreement (Class C), dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.5	Schedule (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.6	Schedule (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.7	Confirmation (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.8	Confirmation (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.9	Credit Support Annex (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V.and GE Capital Credit Card Master Note Trust

4.10	Credit Support Annex (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as depositor

Dated: July 3, 2007	By:	/s/ Russell Walsh
Name: Russell Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated June 22, 2007, among RFS Holding, L.L.C., RFS Holding Inc. and Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., individually and as representatives of the several underwriters

4.1	Series 2007-3 Indenture Supplement, dated as of June 28, 2007, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Fourth Amendment to Master Indenture, dated as of June 28, 2007, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

4.3	ISDA Master Agreement (Class A-1), dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.4	ISDA Master Agreement (Class C), dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.5	Schedule (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.6	Schedule (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.7	Confirmation (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.8	Confirmation (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

4.9	Credit Support Annex (Class A-1) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V.and GE Capital Credit Card Master Note Trust

4.10	Credit Support Annex (Class C) to ISDA Master Agreement, dated June 28, 2007, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust